UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 17, 2022 (June 16, 2022)

RUNWAY GROWTH FINANCE CORP.

(Exact name of registrant as specified in its charter)

Maryland	000-55544	47-5049745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205 N. Michigan Ave., Suite 4200

Chicago, Illinois 60601

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (312) 281-6270

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RWAY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07. Submission of Matters to a Vote of Security Holders

On June 16, 2022, Runway Growth Finance Corp. (the “Company”) held its 2022 Annual meeting of Stockholders (the “Annual Meeting”). The Company submitted four matters to the vote of its stockholders, each of which is described in detail in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2022. As of the close of business on April 18, 2022, the record date for the Annual Meeting, there were 41,340,232 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the Company’s stockholders at the Annual Meeting is set forth below.

Proposal 1: Election of Directors

The Company’s stockholders re-elected two directors to the Board of Directors to serve until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The following votes were taken in connection with this proposal:

Name	For	Withhold	Broker Non-Votes
R. David Spreng	24,573,142	1,061,054	5,664,384
Brian Laibow	20,895,554	4,738,643	5,664,384

Proposal 2: Ratification of the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022

The Company’s stockholder ratified the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The following votes were taken in connection with this proposal:

For	Against	Withhold	Broker Non-Votes
30,978,504	256,059	64,017	0

Proposal 3: Issuance of Options, Warrants or Convertible Securities

The Company’s stockholders approved a proposal to authorize the Company to issue options, warrants or securities to, convert to, or purchase the Company’s common stock, subject to the conditions as set forth in the Proxy Statement. The following votes were taken in connection with this proposal:

For	Against	Withhold	Broker Non-Votes
22,308,313	3,296,716	29,168	5,664,384

Proposal 4: Approval of the Company becoming subject to a minimum asset coverage ratio of at least 150%

The Company’s stockholders approved the proposal to permit the Company to decrease its minimum asset coverage ratio from 200% to 150%, allowing the Company to double its amount of debt incurrence, pursuant to Section 61(a)(2) of the Investment Company Act of 1940, as amended by the Small Business Credit Availability Act, to become effective immediately. The following votes were taken in connection with this proposal:

For	Against	Withhold	Broker Non-Votes
25,397,109	197,056	40,031	5,664,384

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2022	RUNWAY GROWTH FINANCE CORP.

	By:	/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

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